Safety, Income & Growth Inc. The Ground Lease Company (NYSE: SAFE) Q4’17 and Fiscal Year 2017 Earnings Results February 15, 2018

1 Safety, Income & Growth Inc. The Ground Lease Company Forward-Looking Statements and Other Matters This release may contain forward-looking statements. All statements other than statements of historical fact are forward-looking statements. These forward-looking statements can be identified by the use of words such as “illustrative”, “representative”, “expect”, “plan”, “will”, “estimate”, “project”, “intend”, “believe”, and other similar expressions that do not relate to historical matters. These forward-looking statements reflect the Company’s current views about future events, and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause Company’s actual results to differ significantly from those expressed in any forward-looking statement. The Company does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: market demand for ground lease capital; the Company’s ability to source new ground lease investments; risks that the rent adjustment clauses in the Company's leases will not adequately keep up with changes in market value and inflation; risks associated with certain tenant and industry concentrations in our initial portfolio; conflicts of interest and other risks associated with the Company's external management structure and its relationships with iStar and other significant investors; risks associated with using debt to fund the Company’s business activities (including changes in interest rates and/or credit spreads, and refinancing and interest rate risks); general risks affecting the real estate industry and local real estate markets (including, without limitation, the potential inability to enter into or renew ground leases at favorable rates, including with respect to contractual rate increases or participating rent); dependence on the creditworthiness of our tenants and their financial condition and operating performance; competition from other developers, owners and operators of real estate (including life insurance companies, pension funds, high net worth investors, sovereign wealth funds, mortgage REITs, private equity funds and separate accounts); unknown liabilities acquired in connection with real estate; and risks associated with our failure to qualify for taxation as a REIT under the Internal Revenue Code of 1986, as amended. Please refer to the section entitled “Risk Factors” in our Prospectus, dated June 27, 2017, filed with the Securities and Exchange Commission (SEC) for further discussion of these and other investment considerations. The Company expressly disclaims any responsibility to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Investor Relations Contact Jason Fooks (212) 930-9400 investors@safetyincomegrowth.com

2 Safety, Income & Growth Inc. The Ground Lease Company Section 1 – Earnings Highlights  Q4 2017 Results:  Investing Activity: $34.0MM Great Oaks Ground Lease: Executed previously announced 3-year forward commitment to purchase a ground lease on a luxury 301-unit multi-family project, which is currently under construction in San Jose, CA, from iStar $38.5MM Onyx on First: Subsequent to the end of the quarter, closed a ground lease on a pre- existing 266-unit multi-family property in Washington, D.C.  Active Pipeline: $72MM from 4 deals currently under LOI $962MM total pipeline(2) Note: See the Glossary for definitions of capitalized terms used in this presentation. (1) See the Non-GAAP financial metrics in the FFO/AFFO slide for reconciliations of these measures to GAAP net income. (2) See Pipeline slide for details. $ in Thousands Per Share Aggregated Impact of Certain Material Items Per Share Net Income (Loss) ($1,342) ($0.07) +$0.15 FFO(1) $925 $0.05 +$0.15 AFFO(1) $1,146 $0.06 +$0.08 Impact of certain material items includes: • Park Hotels revenue paid annually but has been straight-lined • Waived G&A expenses • Certain other one-off expenses For more detail, please see Impact of Certain Material Items slide.

3 Safety, Income & Growth Inc. The Ground Lease Company Section 1 – Earnings 2017 Earnings Overview SAFE, formed on April 14, 2017 (inception), completed its initial public offering on June 27, 2017. Inception - 12/31/17 Aggregated Impact of Certain Material Items(2) Net Income (Loss) ($3,669) +$6,203 per share ($0.25) +$0.42 FFO(1) $2,737 +$6,203 per share $0.19 +$0.42 AFFO(1) $4,057 +$2,810 per share $0.28 +$0.19 Note: $ in thousands, except per share information. (1) See the Non-GAAP financial metrics in the FFO/AFFO slide for reconciliations of these measures to GAAP net income. (2) See Impact of Certain Material Items slide for additional information.

4 Safety, Income & Growth Inc. The Ground Lease Company Section 1 – Earnings Income Statement Q4’17 Inception – 12/31/17 Revenues: Ground lease and other lease income $6,579 $16,952 Other income 171 258 Total revenues $6,750 $17,210 Costs and expenses: Interest expense $3,172 $7,485 Real estate expense 364 1,261 Depreciation and amortization 2,267 6,406 General and administrative(1) 2,273 4,328 Stock based compensation ‒ 766 Other expense 16 633 Total costs and expenses $8,092 $20,879 Net income (loss) ($1,342) ($3,669) Note: $ in thousands. (1) Includes $1.2 million and $2.6 million of expenses associated with management fee and iStar reimbursables for Q4’17 and since inception, respectively. These fees are all waived by our manager until June 30, 2018, but are recorded as expenses under GAAP. See “General & Administrative Breakdown” slide for additional detail on these expenses.

5 Safety, Income & Growth Inc. The Ground Lease Company Section 1 – Earnings FFO / AFFO Note: $ in thousands. See the Appendix for an explanation of FFO and AFFO. Q4‘17 Inception – 12/31/17 Net income (loss) ($1,342) ($3,669) Add: Real estate related depreciation and amortization 2,267 6,406 FFO $925 $2,737 FFO $925 $2,737 Less: Straight-line rental income (1,675) (4,097) Add: Amortization of real estate-related intangibles, net 423 1,178 Add: Stock-based compensation ‒ 766 Add: Acquisition costs ‒ 381 Add: Non-cash management fee expense 1,234 2,627 Add: Non-cash interest expense 239 465 AFFO $1,146 $4,057 Weighted avg. share count 18,190 14,648 FFO per share $0.05 $0.19 AFFO per share $0.06 $0.28

6 Safety, Income & Growth Inc. The Ground Lease Company Section 1 – Earnings Impact of Certain Material Items Note: $ in thousands. (1) See Asset Summary for description of Park Hotels Portfolio. Effected Net Income Items Q4’17 Per Share Inception – 12/31/17 Per Share Description Park Hotel Revenue Recognition(1) $0.04 $0.15 Results from inception to 12/31/17 do not include any percentage rent from the Park Hotels Portfolio, which is paid annually in arrears and is received and recorded by SAFE in the first quarter in respect of the prior year. If the percentage rent payment of $3.0MM received in Q1’17 were straight-lined over 2017, it would have added an additional $750K to results for Q4’17 and $2.1MM to results from inception to 12/31/17. Waived G&A Expenses $0.07 $0.18 Already adjusted in AFFO. Related to management expenses that are waived, but expensed under GAAP. See “General & Administrative Breakdown” for additional information. Other Expense Items $0.04 $0.09 Includes special audit fees, S-11 resale registration expenses, excess borrowings on the revolver to temporarily finance the Hollywood ground lease, and initial grant of $766k of vested stock to directors.

7 Safety, Income & Growth Inc. The Ground Lease Company Section 1 – Earnings General & Administrative Breakdown  SAFE’s management contract waives 100% of the management fee and reimbursables through June 30, 2018  Management fee and reimbursables are recorded as GAAP expenses during the waiver period, and offset with an equal credit to equity on the balance sheet $1.2MM of $2.3MM of Q4’17 G&A are related to expenses that were waived Note: $ in thousands. Q4’17 Inception – 12/31/17 Description Notes Management fee $919 $1,988 Fee based on 1% of equity. Paid in the form of SAFE stock. Waived until 6/30/18. Despite waiver, recorded as an expense offset by a credit to equity. Reimbursables 315 639 Includes bookkeeping, tax and other services performed by our manager, iStar, which are subject to reimbursement. Waived until 6/30/18. Recorded as an expense offset by a credit to equity. Stock grant ‒ 766 Initial fully vested stock grant to directors in consideration for joining SAFE’s board. Non-cash expense. Public company and other costs 1,039 1,701 Auditors, legal, listing fees and other expenses. Settled in cash. Total $2,273 $5,094 General & Administrative:

8 Safety, Income & Growth Inc. The Ground Lease Company $0.0066 $0.1566 June 27 - June 30 Q3 Q4 Section 1 – Earnings Dividends  $0.15 dividend was declared in the fourth quarter representing an annualized rate of $0.60 per share. Note: $ given per share. $0.0066 in Q3 was paid for a four day Q2 stub period. $0.15 regular dividend $0.15 regular dividend

9 Safety, Income & Growth Inc. The Ground Lease Company Section 2 – Portfolio Forward Commitment: Great Oaks Raleigh Road & Via del Oro – San Jose, CA Date Closed 10/17/17 Asset Description A luxury multi-family project containing 301 units currently under construction in San Jose, CA with an expected completion in December 2019. Source Newly created SAFE Ground LeaseTM to enable ground-up development. Forward Commitment SAFE has committed to purchase the ground lease from iStar(1) on November 1, 2020. iStar owns the land until that time and is the construction lender to the tenant. Purchase Price $34.0MM Rent Escalation Structure Fixed annual escalations Basis as % of CPV(2) 26% Stabilized Ground Rent Coverage(3) > 5.0x Lease Term Remaining at SAFE acquisition 96 Years (1) Transaction approved by the independent members of the Board of Directors of both SAFE and iStar. (2) See Glossary for general definition of term. Here, basis refers to the agreed upon future purchase price of $34.0MM and the Company’s current estimate of CPV. (3) Estimated ground rent coverage at stabilization, assuming construction is completed within our expected timeframe. Estimates are based on available market information including leasing activity at comparable properties in the market. Note: Represents rendering of future construction.

10 Safety, Income & Growth Inc. The Ground Lease Company Section 2 – Portfolio Onyx on First 1100 First St. SE – Washington, D.C. Date Closed 1/25/18 Asset Description A luxury 14-story multi-family property containing 266 units in Washington, D.C. The property, constructed in 2008, is well- located in the Navy Yard neighborhood, one block from the Navy Yard metro station and a short walk to Nationals Park. Source Newly created SAFE Ground LeaseTM to enable client acquisition of property. Purchase Price $38.5MM Rent Escalation Structure Fixed annual escalations + capped CPI lookbacks Basis as % of CPV(1) 39% Going In Ground Rent Coverage 3.2x Lease Term Remaining 99 Years (1) See Glossary for definition of CPV (Combined Property Value).

11 Safety, Income & Growth Inc. The Ground Lease Company Section 2 – Portfolio Geographic Diversification by MSA Note: Percentages based on 12/31/17 portfolio which do not yet include the Great Oaks and Onyx ground leases. Seattle 14.6% 11.3% 18.3% Detroit Salt Lake City 6.5% San Diego 4.4% San Francisco 4.1% Durango 2.8% Dallas 5.6% Atlanta 1.9% Washington 1.6% Milwaukee 28.6% Los Angeles 0.4% Minneapolis

12 Safety, Income & Growth Inc. The Ground Lease Company 2.0-3.0x 2% 4.0-5.0x 2% 3.0-4.0x 39% 5.0x+ 57% >60 yrs 49% <20 yrs 50% 20-60 yrs 1% Property NOI to Ground Rent 50-60% 29% 40-50% 14% 30-40% 24% <30% 33% Hospitality 47% Multi-Family 30% Office 22% Industrial 1% Section 2 - Portfolio Portfolio Stratification (1) Includes Estimated Underlying Property NOI. Additionally, this includes ground rent coverage at stabilization of properties under development, assuming construction is completed within our expected timeframe. Company estimates are based on available market information including leasing activity at comparable properties in the applicable markets. (2) Weighted based on in-place base rent; assumes leases are fully extended based on in-place rent. (3) See Glossary for definition of CPV (Combined Property Value). Property Type Basis as % of CPV(3) Lease Term Remaining(2) Percentage Rent 46% CPI 28% Fixed 26% Rent Escalator / % Rent(1) Note: Charts based on 12/31/17 portfolio which does not yet include the Great Oaks and Onyx ground leases.

13 Safety, Income & Growth Inc. The Ground Lease Company Section 2 - Portfolio Portfolio Breakdown Annualized Base Rent $20.2MM Prior Year % rent $3.2MM Total cash rent $23.4MM Total GAAP rent (including TTM % rent) $29.5MM Total cash rent as % of total ground leases 4.7% Total GAAP rent as % of total ground leases 5.9% W.A. Fixed Rent Escalations 1.6% Note: Table based on 12/31/17 portfolio which does not yet include the Great Oaks and Onyx ground leases. Rent Statistics Ground lease basis as % of CPV 33.4% Underlying Property NOI to ground rent coverage 4.67x W.A. lease term remaining 49 years W.A. lease term remaining including extensions 67 years Total ground leases $497MM Ground Lease Structure

14 Safety, Income & Growth Inc. The Ground Lease Company Office 46% Multifamily 35% Mixed Use 8% Hotel 7% Industrial 4% Create 93% Acquire 7% New York 34% Washington D.C. 16% Atlanta 13% Chicago 9% Phoenix 6% San Francisco 4% Orlando 2% Miami 2% Various 14% Section 2 – Portfolio Pipeline (as of Feb 13) $962MM Pipeline (24 Deals) Location (MSA) Under Review $792MM 16 Deals On-going Negotiation $98MM 4 Deals Under LOI $72MM 4 Deals Note: There can be no assurance that SAFE will acquire or originate any of the investments currently being pursued on favorable terms or at all. Percentages are based on estimated ground lease value. Property Type Sourcing Strategy

15 Safety, Income & Growth Inc. The Ground Lease Company Section 2 – Portfolio Value Bank of $989MM or $54 per Share  At the end of the lease, the building returns to SAFE, creating additional potential value to stockholders  Value Bank is calculated as today’s estimated Combined Property Value (CPV) less SAFE’s Ground Lease Basis(1) (1) Our ability to recognize value through reversion rights may be limited by the rights of our tenants under some of our ground leases, including tenant rights to purchase the properties or level properties under certain circumstances. See our Current Report on Form 8-K filed with the SEC on February 15, 2018 and “Risk Factors” in our Prospectus, dated June 27, 2017, as updated from time to time in our periodic reports, filed with the SEC, for a further discussion of such tenants rights. (2) SAFE may utilize management’s estimate of CPV for ground lease investments recently acquired that CBRE has not yet appraised. See our 8-K filed February 15, 2018 with the SEC for additional detail on CBRE’s valuation and our calculation of Value Bank. $989MM Estimated Value Bank (CPV – Ground Lease Basis) $497MM Ground Lease Basis (SAFE’s Cost) $1.5B Total CPV At 12/31/17 Combined Property Value Ground Lease Basis Value Bank $1,486MM $497MM $989MM CBRE conducts independent appraisals of the CPV of each asset(2)

16 Safety, Income & Growth Inc. The Ground Lease Company Note: $ in millions. (1) Percentage rent for Park Hotels portfolio represents 2016 figures as 2017 percentage rent will only be recorded in Q1’18. See Asset Summary in Appendix for a description of the Park Hotels Portfolio. (2) Adjusted EBITDA represents annualized AFFO for the quarter ending December 31, 2017 plus percentage rent payments from the prior year for the Park Hotels Portfolio and before annualized interest expense for the quarter ended December 31, 2017. There can be no assurance that the Company will receive percent rent payments in future periods. (3) Includes One Ally. Underlying Property NOI source: Prospectus, dated December 14, 2017, of the Wells Fargo Commercial Mortgage Trust 2017-C42. Section 3 –Capital Structure Credit Metrics Leverage Book Debt $307 Book Equity $356 Leverage (Debt to Equity) 0.9x Target ~2.0x Combined Property Value $1,486 Debt as % of CPV 20.7% Target ~25% Annualized Fixed Charge Coverage Ratio As Adjusted AFFO $4.6 Park Hotel Portfolio Percentage Rent (Prior Year)(1) 3.0 Interest Expense 12.7 Adjusted EBITDA (D) $20.3(2) Interest Expense (B) $12.7 Corporate FCCR (D) / (B) 1.6x Underlying Property NOI (E) $94(3) Look-Through FCCR (E) / (B) 7.4  Target leverage of (i) 25% of CPV and (ii) 2x debt to equity  Long-term interest rate protection policy  12.8 weighted average years of interest protection on our existing debt As of December 31, 2017 Annualized Earnings to Fixed Charges GAAP Net income (loss) ($5.4) Park Hotel Portfolio Percentage Rent (Prior Year)(1) 3.0 Interest Expense 12.7 Earnings Prior to Fixed Charges (A) $10.3 Interest Expense (B) $12.7 Earnings to Fixed Charges (A) / (B) 0.8x Underlying Property NOI (C) $94(3) Look-Through FCCR (C) / (B) 7.4

17 Safety, Income & Growth Inc. The Ground Lease Company 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 Drawn Revolver $10 Section 3 –Capital Structure Debt Overview Note: $ in millions. For additional information on our debt please see the 10-K. (1) Initial maturity is June 2020 with two 1-year extensions. As of December 31, 2017 $10.0 million remains outstanding. (2) Callable without pre-payment penalty beginning January 2021. (3) April 2027 represents Anticipated Repayment Date. Final maturity is April 2028. (4) 3.795% coupon effectively locked in and reduced to 3.77% with swap rate lock. (5) Based on LIBOR of 1.56% at December 31, 2017. Excludes the impact of our interest rate hedges. $300(1) $227(3) Debt Maturity Profile Undrawn Revolver $290 W.A. Extended Maturity is 8.1 years Debt Profile 2022 Jun.(1) $300 L+135 2023 Jan.(2) $71 L+133 2027 Apr.(3) $227 3.77%(4) Total $598 3.24%(5) As of December 31, 2017 $71(2)  Utilizing shorter-term, pre-payable secured debt to finance new ground leases During the quarter the Company raised $71 million of debt secured by its two Hollywood ground leases Flexibility to repay enables longer-term strategy for utilizing unsecured debt

18 Safety, Income & Growth Inc. The Ground Lease Company Section 3 –Capital Structure Interest Rate Hedges As of December 31, 2017 Short-Term Hedges Start Date Term Notional ($MM) Blended Hedge Rate Total 8/1/17 3Y $105 1.69% Long-Term Hedges Start Date Term Notional ($MM) Blended Hedge Rate Total 10/1/20 10Y $127 2.63%  SAFE enters into hedging contracts to mitigate the impact of interest rate fluctuations 2.74% 1.69% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3/1/2018 3/1/2019 3/1/2020 Short-Term Hedges 1mo LIBOR Curve Blended Hedge Rate In the money In the money 2.00% 2.25% 2.50% 2.75% 3.00% 3.25% 3.50% Long Term Hedges 10-Yr Forward Curve Blended Hedge Rate

19 Safety, Income & Growth Inc. The Ground Lease Company Section 3 –Capital Structure GLs Offer Interest Rate Protection Note: Charts reflect an illustrative example with the following assumptions: ROA of 4.0%, annual bumps of 2.0%, leverage of 2.0x debt to equity and fixed-rate liabilities of 3.5%. 5.0%5.0% 5.2% 5.5% 5.7% 6.0% 6.2% 6.5% 6.8% 7.1% 7.3% 7.6% 7.9% 8.2% 8.5% 8.8% 9.2% 3% 4% 5% 6% 7% 8% 9% 10% 11% St ar t 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 Lease Term Year Leveraged AAA CMBS Levered Ground Rent 420 bps (+83%) increase 4.0%4.0% 4.1% 4.2% 4.2% 4.3% 4.4% 4.5% 4.6% 4.7% 4.8% 4.9% 5.0% 5.1% 5.2% 5.3% 5.4% 3% 4% 5% 6% 7% 8% 9% 10% 11% St ar t 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 Lease Term Year AAA CMBS Ground Rent Ground leases produce a growing income stream versus similar risk fixed debt Adding fixed rate leverage amplifies the bumps

20 Safety, Income & Growth Inc. The Ground Lease Company Section 3 –Capital Structure GLs Offer Inflation Protection Note: Assumes a $100MM building is bifurcated into a $35MM ground lease and $65MM leasehold. Assumes real estate values (CPV) grow over long periods of time with inflation. In conjunction with income streams, inflation has a magnifying effect on Value Bank which can create significant additional upside $35MM $65.0MM $85MM $111MM $143MM $181MM $229MM $100MM CPV $120MM CPV $146MM CPV $178MM CPV $216MM CPV $264MM CPV Year 1 Year 10 Year 20 Year 30 Year 40 Year 50 Ground Lease Basis Value Bank Potential $35MM $65.0MM $95MM $140MM $201MM $282MM $391MM $100MM CPV $130MM CPV $175MM CPV $236MM CPV $317MM CPV $426MM CPV Year 1 Year 10 Year 20 Year 30 Year 40 Year 50 With 2% Inflation With 3% Inflation

21 Safety, Income & Growth Inc. The Ground Lease Company Section 3 –Capital Structure Balance Sheet Note: $ in thousands. (1) “Real estate-related intangibles, net” represents real estate-related intangible assets of $139MM and $140MM for the periods ended December 31 and September 30, 2017, respectively, less real estate-related intangible liabilities of $58MM for the periods ended December 31 and September 30, 2017, respectively. As of As of December 31, 2017 September 30, 2017 Assets Real estate Real estate, gross $413,145 $413,145 Accumulated depreciation (4,253) (2,752) Real estate, net 408,892 410,393 Real estate-related intangibles, net(1) 80,766 81,955 Ground lease assets, net 489,658 492,348 Cash and cash equivalents 168,214 91,327 Other assets 12,682 8,735 Total assets $670,554 $592,410 Liabilities and Equity Liabilities: Debt obligations, net $307,074 $227,396 Accounts payable and other liabilities 7,545 6,783 Total liabilities $314,619 $234,179 Equity: Common stock $182 $182 Additional paid-in capital 364,919 363,465 Retained earnings (deficit) (9,246) (5,173) AOCI 80 (243) Total equity $355,935 $358,231 Total liabilities and equity $670,554 $592,410

22 Safety, Income & Growth Inc. The Ground Lease Company Appendix

Appendix

Asset Summary

Property	Location (MSA)	Property Type	Lease Expiration / As Extended	Rent Escalation Structure	Ground Rent Coverage
6201 Hollywood (North)	Los Angeles, CA	Multi-Family	2104 / 2104	% of CPI	>6.0x(2)
6200 Hollywood (South)	Los Angeles, CA	Multi-Family	2104 / 2104	% of CPI	>5.4x(2)
Doubletree Seattle Airport(1)†	Seattle, WA	Hospitality	2025 /2035	% Rent	3.2x
One Ally Center	Detroit, MI	Office	2114 / 2174	Fixed w/ Inflation Protection	6.0x(3)
Hilton Salt Lake†	Salt Lake City, UT	Hospitality	2025 / 2035	% Rent	3.7x
LifeHope Medical Campus	Atlanta, GA	Office	2116 / 2176	Fixed	3.5x(2)
Doubletree Mission Valley†	San Diego, CA	Hospitality	2025 / 2035	% Rent	5.4x
Doubletree Durango†	Durango, CO	Hospitality	2025 /2035	% Rent	3.3x
Doubletree Sonoma†	San Francisco, CA	Hospitality	2025 / 2035	% Rent	5.5x
Northside Forsyth Hospital Medical Center	Atlanta, GA	Office	2115 / 2175	Fixed w/ Inflation Protection	3.0x(2)
Dallas Market Center: Sheraton Suites	Dallas, TX	Hospitality	2114 / 2114	Fixed	2.3x(4)(5)
The Buckler Apartments	Milwaukee, WI	Multi-Family	2112 / 2112	Fixed	9.2x(2)
NASA/JPSS Headquarters	Washington, D.C.	Office	2075 / 2105	Fixed	4.9x
Lock Up Self Storage Facility	Minneapolis, MN	Industrial	2037 / 2037	Fixed	6.6x(4)
Dallas Market Center: Marriott Courtyard	Dallas, TX	Hospitality	2026 / 2066	% Rent	17.9x(4)
Total / Weighted Avg.			**49 / 67 yrs**		**4.7x**

Note: Ranked by Total GAAP Income. See Glossary for definitions.
†Park Hotels Portfolio Asset which is on a single master lease.
(1) A majority of the land underlying this property is owned by a third party and is ground leased to us through 2044 subject to changes in the CPI; however, our tenant pays this cost directly to the third party.
(2) Calculated using Estimated Underlying Property NOI.
(3) Underlying Property NOI source: Prospectus, dated December 14, 2017, of the Wells Fargo Commercial Mortgage Trust 2017-C42.
(4) Underlying Property NOI is based on TTM September 30, 2017 figures.
(5) Coverage negatively impacted in current quarter due to ongoing renovations.

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24 Safety, Income & Growth Inc. The Ground Lease Company Appendix Glossary Ground Lease Basis Ground Lease Basis is the historical purchase price paid by SAFE to acquire or originate a ground lease. Combined Property Value (CPV) The current combined value of the land, buildings and improvements relating to a commercial property, as if there was no Ground Lease on the land at the property. CPV is based on independent appraisals by CBRE. The Company will use management estimates for recently acquired and originated ground leases for which appraisals from CBRE are not yet available. Basis as % of CPV Calculated as our Ground Lease Basis divided by CPV. We believe the metric is an indicative measure of the safety of our position in a real estate property’s capital structure and represents our last-dollar economic exposure to the underlying property values. Value Bank Calculated as the difference between CPV and Ground Lease Basis. We believe Value Bank represents additional potential value to SAFE stockholders through the reversion rights embedded in standard ground leases. Ground Rent Coverage The ratio of the Underlying Property’s NOI to the annualized base rental payment due to us. We believe the metric is indicative of our seniority in a property’s cash flow waterfall. Underlying Property NOI is based on information reported to us by our tenants without any independent investigation or verification by us. Funds from Operations (FFO) FFO is calculated in accordance with the National Association of Real Estate Investment Trusts (NAREIT) which defines FFO as net income (determined in accordance with GAAP), excluding gains or losses from sales of depreciable operating property, plus real estate-related depreciation and amortization. Adjusted Funds from Operations (AFFO) Calculated by adding (or subtracting) to FFO the following items: straight-line rental income, the amortization of real estate-related intangibles, stock-based compensation, acquisition costs, non-cash management fees, and expense reimbursements, the amortization of deferred financing costs and other expenses related to debt obligations. FCCR, as adjusted Fixed Charge Coverage Ratio calculated as annualized adjusted EBITDA divided by annualized fixed interest charges. Adjusted EBITDA Calculated as the sum of annualized AFFO prior to interest expense and the prior year rent payments from Park Hotels Portfolio.

25 Safety, Income & Growth Inc. The Ground Lease Company Appendix Glossary – (cont’d) Underlying Property NOI With respect to a property, the net operating income of the commercial real estate being operated at the property without giving effect to any rent paid or payable under our ground lease. Net operating income is calculated as property-level revenues less property-level operating expenses as reported to us by the tenant, or as otherwise publicly available. We rely on net operating income as reported to us by our tenants without any independent investigation by us., or as otherwise publicly available. Leverage The ratio of book debt to book equity. Estimated Underlying Property NOI Management utilizes (i) estimated underlying property net operating income (NOI) in situations where actual underlying property NOI is unavailable and (ii) projected stabilized property NOI when a project is under development. These figures are based on leasing activity at the property and may include other available market information, such as comparable properties or third party valuations.

26 Safety, Income & Growth Inc. The Ground Lease Company Appendix Explanation of FFO and AFFO We present FFO and AFFO because we consider them to be important supplemental measures of our operating performance and believe that they are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. FFO is a widely recognized non-GAAP financial measure for REITs that we believe, when considered with financial statements determined in accordance with GAAP, is useful to investors in understanding financial performance and providing a relevant basis for comparison among REITs. We compute Funds From Operations (FFO) in accordance with the National Association of Real Estate Investment Trusts, or NAREIT, which defines FFO as net income (loss) (determined in accordance with GAAP), excluding gains or losses from sales of depreciable operating property, plus real estate-related depreciation and amortization. We compute Adjusted Funds From Operations (AFFO) by adding (or subtracting) to FFO the following items: straight-line rental income, the amortization of real estate-related intangibles, non-cash management fees and expense reimbursements, stock-based compensation, acquisition costs and the amortization of deferred financing costs and other expenses related to debt obligations. We consider AFFO to be a useful metric when evaluating the key drivers of our long term operating performance, which are relatively straightforward. Our Ground Lease investments generate rental income and our tenants are typically responsible for all property level expenses. As a result, we incur minimal property level cash expenses that are not reimbursed. Furthermore, we subtract straight-line rent because it represents non-cash GAAP income, which creates a material difference between our GAAP rental income recorded and the cash rent we receive, particularly due to the very long duration of our leases. AFFO is presented prior to the impact of the amortization of lease intangibles, non-cash management fees and expense reimbursements, and stock-based compensation. We also add back acquisition expenses incurred for the acquisition of Ground Leases due to the long-term nature of our Ground Lease business. Our Ground Lease assets typically have long-term leases (typically 30-99 years) and acquisition expenses will only affect our operations in periods in which Ground Leases are acquired. In addition, we believe FFO and AFFO are useful to investors as they capture features particular to real estate performance by recognizing that real estate has generally appreciated over time or maintains residual value to a much greater extent than do other depreciable assets. Investors should review FFO and AFFO, along with GAAP net income (loss), when trying to understand the operating performance of an equity REIT like us. However, because FFO and AFFO exclude depreciation and amortization and do not capture the changes in the value of our properties that result from use or market conditions, which have real economic effect and could materially impact our results from operations, the utility of FFO and AFFO as measures of our performance is limited. There can be no assurance that FFO and AFFO as presented by us is comparable to similarly titled measures of other REITs. FFO and AFFO do not represent cash generated from operating activities and should not be considered as alternatives to net income (loss) (determined in accordance with GAAP) or to cash flow from operating activities (determined in accordance with GAAP). FFO and AFFO are not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions to our stockholders. Although FFO and AFFO are measures used for comparability in assessing the performance of REITs, as the NAREIT White Paper only provides guidelines for computing FFO, the computation of FFO and AFFO may vary from one company to another.